Exhibit 10.4

FORM

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $[AMOUNT].00	May 5, 2022

FOR VALUE RECEIVED, AIU Alternative Care, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of

_________________________________ (the “Holder”),

the principal sum in the amount set forth above (the “Principal Amount”), together with accrued but unpaid interest thereon, payable on the dates and in the manner set forth in this convertible promissory note (this “Note”).

1.	Interest.

1.1. Interest will accrue on the outstanding principal balance of this Note from the date of issuance hereof until paid in full, including without limitation, by way of conversion into Company Shares(as defined below) at a fixed rate of interest equal to one percent (1.00%) per month. Upon the occurrence and during the continuance of an Event of Default, the outstanding principal balance of this Note will bear interest at a fixed rate equal to two percent (2.00%) per month in excess of the rate otherwise applicable thereto, unless the Holder, in its sole and absolute discretion, elects to impose a smaller increase.

2.	Repayment.

This Note shall be “interest-only” until the Maturity Date. Unless earlier converted into Company Shares (as defined below), the outstanding principal amount of, and accrued but unpaid interest on, this Note will be due and payable by the Company on January 31, 2024 (the “Maturity Date”), subject to prepayment by the Company or acceleration of such payment obligation upon certain events that are described in Section 10.2.

3.	Prepayments.

3.1. The Company shall have the option to prepay all or any part of this Note, provided that the Company: (i) delivers written notice to the Holder of its election to prepay this Note at least ten (10) business days prior to such prepayment, which notice specifies the prepayment date that is not later than thirty day after the date of such notice; and (ii) pays, on the date specified for such prepayment, the outstanding principal amount to be prepaid plus accrued and unpaid interest with respect to such principal amount and all other sums, if any, that are then due and payable with respect to this Note.

3.2. The right of the Company to prepay the outstanding principal amount and the accrued and unpaid interest thereon is subject to the following:

(a) No prepayment shall be made if the Holder has, prior to the date scheduled for such prepayment, duly delivered a Conversion Notice (as defined below);

(b) No prepayment shall be made unless the Company has offered to prepay a pro rata amount to the holders of all of the Convertible Notes.

4.	Payments.

4.1. All payments to be made by the Company hereunder shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 p.m. Eastern time on the date when due. Payments of principal received after 12:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and interest shall continue to accrue until paid. For purposes hereof, “Business Day” means any day that is not a Saturday, Sunday or federal holiday in the United States or a state banking holiday in the State of Texas.

4.2. The Holder has the exclusive right to determine the order and manner in which all payments under this Note may be applied. The Company shall have no right to specify the order or the accounts to which the Holder shall allocate or apply any payments required to be made by the Company to the Holder or otherwise received by the Holder under this Note when any such allocation or application is not specified elsewhere in this Note.

4.3. Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Eastern time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the issuance of this Note shall be included and the date of payment shall be excluded.

5.	Security and Guaranty.

5.1. This Note is a general unsecured obligation of the Company.

5.2. The obligations of this Note are fully and unconditionally guaranteed by the personal guaranty endorsed on this Note. Such guaranty is for the benefit of the holder of this Note and the holder of any similar convertible promissory note or notes that are issued in the offering by the Company of this Note and similar promissory notes with terms and conditions that are of like tenor, other than the date of issuance and the principal amount (this Note, and all such similar convertible promissory notes being referred to as the “Convertible Notes”).

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6.	Priority.

The obligations of this Note are the unsecured obligations of the Company and shall rank junior to any obligations that are expressly ranked as the senior obligations of the Company.

7.	Conversion.

7.1. Company Right.

(a) The Company, may but shall not have the obligation, to call this Note and convert all, but not less than all, of the accrued and unpaid obligations under this Note into Company Shares as of the date of any of the following transactions (each, a “Conversion Event”):

(i) The issuance by the Company or Clearday, Inc., a Delaware corporation that is the ultimate parent entity of the Company (“Clearday”), or any subsidiary of Clearday (collectively, the “Company Group”) of any equity securities in one or more offerings with gross proceeds to Clearday, determined on a consolidated basis under Generally Accepted Accounting Principles (“GAAP”), in an aggregate amount of at least $5 million;

(ii) The issuance by Clearday of its equity securities to the holder or holders of convertible debt securities issued by any of the Clearday Group upon the exercise by Clearday (or any of its subsidiaries) to so convert such convertible debt securities that were issued by any of the Clearday Group with gross proceeds to Clearday (determined on a consolidated basis under GAAP) in an aggregate amount of at least $5 million;

(iii) The listing by Clearday of its common stock to the New York Stock Exchange, the NYSE American or any tier of the NASDAQ market in connection with an offering of securities by any of the Clearday Group or in connection with any merger, consolidation or similar transaction with another person in which Clearday is the surviving entity;

(iv) The exchange of the shares of common stock issued by Clearday to the common stock or other security that is listed on the New York Stock Exchange, the NYSE American or any tier of the NASDAQ market in connection with any merger, consolidation or similar transaction with another person in which Clearday is not the surviving entity or in which Clearday becomes a subsidiary of such other person, including without limitation, any special purpose acquisition corporation;

(b) For the purposes of this Note, the term “Company Shares” shall mean shares of the common stock of Clearday, par value $0.001 per share, or any shares of common stock or other equity security into which such shares of such common stock are exchanged upon any merger, consolidation, share exchange or similar transaction.

(c) The purchase price for the Common Stock applicable for any conversion of this Note, including any principal or accrued and unpaid interest, is $0.75 per share (seventy-five cents), as adjusted appropriately for any stock split, reverse stock split, merger consolidation or any similar transaction (the “Conversion Price”).

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(d) Any such conversion of this Note shall be permitted by the Company only if it exercises a similar right under all of the Convertible Notes.

(e) The Company may exercise such right to convert the obligations under this Note upon notice to the Holder that is delivered not later than five business days prior to the closing date (“Conversion Event Closing Date”) of the applicable Conversion Event, which notice shall describe the applicable Conversion Event and the expected Conversion Event Closing Date Any such exercise shall be contingent upon the closing of the applicable Conversion Event.

(f) Upon due exercise of the Company’s right to convert the obligations of this Note into Company Shares and the closing of the applicable Conversion Event, on the applicable Conversion Event Closing Date, the outstanding principal balance of, and all accrued but unpaid interest on, this Note will automatically convert into the number of Company Shares as shall be obtained by dividing the aggregate amount of outstanding principal and accrued but unpaid interest on this Note as of such date by the Conversion Price Per Share, rounded up to the next whole share (if applicable). In the event of a merger, consolidation or other transaction referenced in Section 7.1(a)(iv), the conversion of the obligations under this Note shall be deemed to occur the day prior to the Conversion Event Closing Date and, accordingly, all consideration provided to the holders of Common Stock in such transaction shall be provided to the Holder of this Note based on the number of Company Shares issued to the Holder immediately prior to the Conversion Event Closing Date.

(g) On the applicable Conversion Event Closing Date, the Company (or the successor) shall issue and deliver to the Holder a certificate or certificates evidencing the Company Shares (if certificated) into which this Note is converted, or, if the Company Shares are not certificated, shall deliver a true and correct copy of the Company’s share register reflecting the Company Shares issued to the Holder, together with such documents, instruments or other agreements as may be necessary or reasonably requested by the Holder in order to evidence the conversion of this Note into the Company Shares. Upon receipt of the foregoing, the Holder shall surrender this original Note marked “cancelled” to the Company; provided, that in any event including the failure to so deliver this original Note, such Note shall be deemed and for all purposes be fully paid and discharged in full.

7.2. Right of the Holder.

(a) The Holder of this Note may but shall not have the obligation, to convert all, but not less than all, of the accrued and unpaid obligations under this Note into Company Shares as of any date that is prior to the payment by the Company of the obligations under this Note on the Maturity Date or any date the Company duly prepays the obligations under this Note.

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(b) The right of the Holder to so convert the obligations under this Note to Company Shares may be exercised by the Holder delivering a notice of exercise to the Company that states that the Holder irrevocably exercises the right to convert this Note, confirms that the Holder is the due holder of this Note, includes the original of this Note delivered for cancellation and represents that the Holder has not assigned or transferred its rights under this Note. Upon receipt of such exercise notice, the outstanding principal balance of, and all accrued but unpaid interest on, this Note will automatically convert into the number of Company Shares as shall be obtained by dividing the aggregate amount of outstanding principal and accrued and unpaid interest on this Note as of such date by the Conversion Price, rounded up to the next whole share (if applicable). The issuance of the Company Shares in conversion of this Note pursuant to this Section 7.2 shall be made by the Company promptly, in any event not later than three business days after the date of such receipt.

(c) On such issuance date, the Company (or the successor) shall issue and deliver to the Holder a certificate or certificates evidencing the Company Shares (if certificated) into which this Note is converted, or, if the Company Shares are not certificated, shall deliver a true and correct copy of the Company’s share register reflecting the Company Shares issued to the Holder, together with such documents, instruments or other agreements as may be necessary or reasonably requested by the Holder in order to evidence the conversion of this Note into the Company Shares.

(d) The right of the Holder to convert the obligations of this Note into Company Shares may be exercised in the sole right of the Holder and is not dependent or contingent upon any exercise or determination to not exercise a similar right under any of the other Convertible Notes.

8.	Representations and Warranties of the Company.

In connection with the transactions contemplated by this Note, the Company hereby represents and warrants to the Holder as follows:

8.1. Due Organization; Power and Authority; Enforceability. The Company is duly existing and in good standing as a corporation in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on the Company’s business. The Company has full power and authority to enter into this Note and to perform all obligations required to be performed by it hereunder. This Note, when executed and delivered by the Company, will constitute the Company’s valid and legally binding obligation, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws affecting enforcement of creditors’ rights generally, and except as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

8.2. Authorization; No Conflicts. The execution, delivery and performance by the Company of this Note have been duly authorized, and do not (i) conflict with any of the Company’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material requirements of applicable law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (collectively, any “Governmental Authority”) by which the Company or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority (collectively, any “Governmental Approval”) from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or are required to be obtained in connection with the authorization and issuance of the Company Shares, as applicable) or (v) constitute an event of default under any material agreement by which the Company is bound.

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8.3. Offering. Subject to the truth and accuracy of the Holder’s representations and warranties set forth in Section 9, the offer, sale and issuance of this Note are exempt from the registration requirements of any applicable state and federal securities laws.

8.4. Valid Issuance of Company Shares. The Company Shares, when issued, sold and delivered upon conversion of this Note: (i) will be duly authorized and validly issued, fully paid and non-assessable; (ii) will be free of restrictions on transfer, other than restrictions on transfer set forth herein and in the governing documents of the Company and restrictions on transfer under any applicable state and federal securities laws; and (iii) based upon the representations and warranties of the Holder set forth in Section 9, will be issued in compliance with all applicable federal and state securities laws.

8.5. SEC Reports. The reports filed by Clearday with the Securities and Exchange Commission, when filed, did not contain a misstatement of a material fact or an omission of a required, in light of the statements made in such filing, not misleading. Clearday complies, in all material respects, with the provisions of the Securities and Exchange Act of 1934, as amended, applicable to it.

9.	Representations and Warranties of the Holder.

In connection with the transactions contemplated by this Note, the Holder hereby represents and warrants to the Company as follows:

9.1. Power and Authority; Enforceability. The Holder has full power and authority to enter into this Note and to perform all obligations required to be performed by it hereunder. This Note, when executed and delivered by the Holder, will constitute the Holder’s valid and legally binding obligation, enforceable against the Holder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws affecting enforcement of creditors’ rights generally, and except as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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9.2. Authorization; No Conflicts. The execution, delivery and performance by the Holder of this Note have been duly authorized, and do not (i) conflict with any of the Holder’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material requirements of applicable law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Holder or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which the Holder is bound.

9.3. Securities Laws. The Holder is acquiring this Note for its own account and acknowledges that this Note and the Company Shares into which this Note may be converted (collectively, the “Securities”) are being or will be acquired by it for the purpose of investment and not with a view to distribution; the Holder has no present intention of selling, granting any participation in or otherwise distributing the Securities; and the Holder agrees that the documents evidencing the Securities will each bear a restrictive legend stating that the Securities represented thereby have not been registered under applicable federal and state securities laws and referring to restrictions on their transferability and sale.

9.4. Information. The Holder acknowledges that (i) it currently has, and immediately prior to its receipt of the offer of sale from the Company had, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment and further acknowledges that it is able to bear the economic risk of this investment; and (ii) it has had the opportunity to ask questions of, and receive answers from, management of the Company concerning the Company and the terms and conditions of this investment and to obtain such additional information concerning the Company and its business and financial condition as the Holder has deemed necessary to enable it to make its investment decision.

9.5. Accredited Investor Status. The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act and will furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

9.6. No Reliance. The Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives, except for the representations and warranties made by the Company in this Note, and the Holder has made its own independent decision that the investment in the Securities is suitable and appropriate for the Holder.

9.7. Tax Consequences of the Conversion. The Holder understands that the tax consequences of any conversion of this Note into Company Shares will depend in part on its own tax circumstances and that it must consult its own tax adviser about the federal, state and local tax consequences peculiar to its circumstances.

9.8. Restricted Securities. The Holder understands that (i) the Securities have not been, and will not be, registered under the Securities Act or state securities laws, by reason of specific exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations and warranties set forth in this Section 9; (ii) the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and registered or qualified by state authorities or an exemption from such registration and qualification requirements is available; and (iii) the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements, including the time and manner of sale, the holding period for the Securities and other requirements relating to the Company, which are outside of the Holder’s control and which the Company is under no obligation, and may not be able, to satisfy.

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10.	Events of Default; Remedies.

10.1. Events of Default. Any one of the following shall constitute an event of default (an “Event of Default”) under this Note:

(a) Payment Default. The Company fails to make any payment of principal or interest on this Note on its due date.

(b) Misrepresentation. The Company makes any representation, warranty or other statement now or later in this Note, and such representation, warranty or other statement is incorrect in any material respect when made.

(c) Insolvency. The Company files a petition for bankruptcy or similar proceeding, or such action is commenced against the Company that is not dismissed within 180 days.

10.2. Remedies. While an Event of Default occurs and continues, the Holder may, without notice or demand, do any or all of the following: (a) declare all indebtedness outstanding under this Note to be immediately due and payable (but, if an Event of Default described in Section 10.1(c) occurs, all indebtedness under this Note shall be immediately due and payable without any action by the Holder); and/or (b) exercise all rights and remedies available to the Holder under this Note or at law or equity.

10.3. No Waiver; Remedies Cumulative. The Holder’s failure, at any time or times, to require strict performance by the Company of any provision of this Note shall not waive, affect or diminish any right of the Holder thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the parties hereto and then is only effective for the specific instance and purpose for which it is given. The Holder’s rights and remedies under this Note are cumulative. The Holder has all rights and remedies provided by law or in equity. The Holder’s exercise of one right or remedy is not an election and shall not preclude the Holder from exercising any other remedy under this Note or other remedy available at law or in equity, and the Holder’s waiver of any Event of Default is not a continuing waiver. The Holder’s delay in exercising any remedy is not a waiver, election or acquiescence.

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11.	Commitment Shares.

In addition to the rights of the Holder under this Note, on the date that this Note is issued, Clearday shall issue to the initial Holder of this Note an amount of shares of Common Stock (the “Commitment Shares”) equal to 10% of the principal amount of this Note divided by the Conversion Price. Such shares shall be duly and validly issued, full paid and non-assessable. Such shares shall not be registered under the Securities Act and the certificate or position for such shares shall have an appropriate legend as reasonably determined by Clearday.

12.	Miscellaneous.

12.1. Successors and Assigns. This Note binds and is for the benefit of the successors and permitted assigns of each party. The Company may not assign this Note or any rights or obligations hereunder without the Holder’s prior written consent (which may be granted or withheld in the Holder’s discretion). The Holder has the right, with the consent of the Company (provided that no such notice or consent shall be required if an Event of Default has occurred and is continuing), to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, the Holder’s obligations, rights, and benefits under this Note.

12.2. Indemnification. The Company agrees to indemnify, defend and hold the Holder and its directors, officers, employees, agents, attorneys or any other person affiliated with or representing the Holder (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by this Note; and (b) all losses or expenses in any way suffered, incurred or paid by such Indemnified Person as a result of, following from, or arising from transactions between the Holder and the Company (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.3. Time of Essence. Time is of the essence for the performance of all obligations in this Note.

12.4. Severability of Provisions. Each provision of this Note is severable from every other provision in determining the enforceability of any provision.

12.5. Amendments in Writing; Waiver; Integration. No purported amendment or modification of this Note, or waiver, discharge or termination of any obligation under this Note, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the parties bound by such amendment, modification, waiver, discharge or termination. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on this Note. Any waiver granted shall be limited to the specific circumstance expressly described in it and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. This Note represents the entire agreement about this subject matter and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Note shall be merged into this Note.

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12.6. Counterparts. This Note may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one and the same agreement.

12.7. Survival. All covenants, representations and warranties made in this Note continue in full force until this Note has terminated pursuant to its terms and all obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Note) have been paid in full and satisfied (including by way of conversion). The obligation of the Company in Section 12.2 to indemnify the Holder shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.8. Attorneys’ Fees, Costs and Expenses. In any action or proceeding between the Company and the Holder arising out of or relating to this Note, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.9. Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in this Note shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.10. Captions. The headings used in this Note are for convenience only and shall not affect the interpretation of this Note.

12.11. Construction. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Note. In cases of uncertainty, this Note shall be construed without regard to which of the parties caused the uncertainty to exist.

12.12. Relationship. The relationship of the parties to this Note is determined solely by the provisions of this Note. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.13. Third Parties. Nothing in this Note, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Note on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Note; or (c) give any person not an express party to this Note any right of subrogation or action against any party to this Note.

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12.14. Choice of Law; Venue; Jury Trial Waiver. New York law governs this Note without regard to principles of conflicts of law. The Company and the Holder each submits to the exclusive jurisdiction of the State and Federal courts in New York, New York. The Company expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Company hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. The Company hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to the Company at the address set forth in, or subsequently provided by the Company in accordance with, Section 12 of this Note and that service so made shall be deemed completed upon the earlier to occur of the Company’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND THE HOLDER EACH WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS NOTE. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12.15. All notices, consents, requests, approvals, demands, or other communication by any party to this Note must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. The Holder and the Company may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 12.

If to the Company:

AIU Alternative Care, Inc.

8800 Village Drive, Suite 106

San Antonio, Texas 78217

Attention: CEO

Email: info@myclearday.com

If to the Holder:

Email:

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Company and the Holder have each caused this Subordinated Convertible Promissory Note to be issued as of the date first set forth above.

AIU ALTERNATIVE CARE, INC.

By:
Name:	James T. Walesa
Title:	Chief Executive Officer

HOLDER

By:
Name:
Title:

[Signature Page to Convertible Promissory Note]

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